UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 19, 2021

Aclaris Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37581	46-0571712
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

640 Lee Road, Suite 200

Wayne, PA 19087

(Address of principal executive offices, including zip code)

(484) 324-7933

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class:	Trading Symbol(s)	Name of Each Exchange on which Registered
Common Stock, $0.00001 par value	ACRS	The Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On January 20, 2021, Aclaris Therapeutics, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Cantor Fitzgerald & Co. and William Blair & Company, L.L.C., as representatives of the underwriters (the “Underwriters”), to issue and sell 5,483,714 shares of common stock of the Company, par value $0.00001 per share (“Common Stock”), in an underwritten public offering pursuant to effective registration statements on Form S-3 (File Nos. 333-237163 and 333-252246) and a related prospectus and prospectus supplement, in each case filed with the Securities and Exchange Commission (the “Offering”).  The offering price to the public is $17.50 per share of Common Stock, and the Underwriters have agreed to purchase the shares from the Company pursuant to the Underwriting Agreement at a price of $16.45 per share.  In addition, the Company granted the Underwriters an option to purchase, for a period of 30 days from the date of the Underwriting Agreement, up to an additional 822,557 shares of Common Stock.  The Company estimates that the net proceeds from the Offering will be approximately $90.0 million, or approximately $103.5 million if the Underwriters exercise in full their option to purchase additional shares of Common Stock, in each case after deducting underwriting discounts and commissions and estimated offering expenses. The closing of the Offering is expected to occur on January 22, 2021, subject to customary closing conditions.

The Underwriting Agreement contains customary representations, warranties, covenants and agreements by the Company, indemnification obligations of the Company and the Underwriters, including for liabilities under the Securities Act of 1933, as amended (the “Securities Act”), other obligations of the parties and termination provisions. The representations, warranties and covenants contained in the Underwriting Agreement were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to such agreement, and may be subject to limitations agreed upon by the contracting parties.  A copy of the Underwriting Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference.  The foregoing description of the Underwriting Agreement is qualified in its entirety by reference to such exhibit. A copy of the opinion of Cooley LLP as to the legality of the shares of Common Stock to be issued and sold in the Offering and related consent is filed as Exhibit 5.1 to this Current Report on Form 8-K.

Item 1.02.	Termination of a Material Definitive Agreement.

As previously disclosed, on August 13, 2020, the Company entered into a purchase agreement with Lincoln Park Capital Fund, LLC (the “Purchase Agreement”), which provided that, upon the terms and subject to the conditions and limitations set forth therein, the Company could sell to Lincoln Park Capital Fund, LLC up to $15,000,000 of shares of its common stock from time to time over the 36-month term of the Purchase Agreement. On January 19, 2021, the Company provided notice, effective as of January 20, 2021, to Lincoln Park Capital Fund, LLC of its decision to terminate the Purchase Agreement. Prior to termination, the Company had sold $7,769,286.20 of shares of its common stock under the Purchase Agreement. A copy of the Purchase Agreement was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission (the “SEC”) on August 13, 2020. The description of the Purchase Agreement contained in this Current Report on Form 8-K does not purport to be complete and is qualified in its entirety by reference to the copy of the Purchase Agreement filed as Exhibit 10.1 to the Form 8-K.

As previously disclosed, on March 13, 2020, the Company entered into an Open Market Sale Agreement (the “Sale Agreement”) with Jefferies LLC (“Jefferies”) under which the Company could offer and sell, from time to time at its sole discretion, shares of its common stock having an aggregate offering price of up to $25,000,000 through Jefferies as its sales agent. On January 19, 2021, the Company provided notice, effective immediately, to Jefferies of its decision to terminate the Sale Agreement. Prior to termination, the Company had not sold any shares of Common Stock pursuant to the Sale Agreement. A copy of the Sale Agreement was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K, filed with the SEC on March 13, 2020. The description of the Sale Agreement contained in this Current Report on Form 8-K does not purport to be complete and is qualified in its entirety by reference to the copy of the Sale Agreement filed as Exhibit 10.1 to the Form 8-K.

Item 8.01	Other Events.

On January 19, 2021, the Company issued a press release announcing the commencement of the Offering. On January 20, 2021, the Company issued a press release announcing that it had priced the Offering.  Copies of the press releases are filed herewith as Exhibits 99.1 and 99.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Caution Concerning Forward-Looking Statements

This Current Report on Form 8-K may contain forward-looking statements made in reliance upon the safe harbor provisions of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include all statements that do not relate solely to historical or current facts, and can be identified by the use of words such as “may,” “will,” “expect,” “project,” “estimate,” “anticipate,” “plan,” “believe,” “potential,” “should,” “continue” or the negative versions of those words or other comparable words. These forward-looking statements include statements about the Company’s public offering, such as expected net proceeds and anticipated closing date. These forward-looking statements are based on information currently available to the Company and its current plans or expectations, and are subject to a number of uncertainties and risks that could significantly affect current plans. Actual results and performance could differ materially from those projected in the forward-looking statements as a result of many factors, including the uncertainties related to market conditions and the completion of the public offering on the anticipated terms or at all. The Company’s forward-looking statements also involve assumptions that, if they prove incorrect, would cause its results to differ materially from those expressed or implied by such forward-looking statements. These and other risks concerning the Company’s business are described in additional detail in the Company’s Annual Report on Form 10-K for the year ended December 31, 2019, the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2020, the Preliminary Prospectus Supplement and in the Company’s other Periodic and Current Reports filed with the Securities and Exchange Commission. The Company is under no obligation to (and expressly disclaims any such obligation to) update or alter its forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit
Number	Exhibit Description

1.1	Underwriting Agreement by and among Aclaris Therapeutics, Inc., Cantor Fitzgerald & Co. and William Blair & Company, L.L.C., dated January 20, 2021.

5.1	Opinion of Cooley LLP.

23.1	Consent of Cooley LLP (included in Exhibit 5.1).

99.1	Press Release, titled “Aclaris Announces Proposed Public Offering of Common Stock,” dated January 19, 2021.

99.2	Press Release, titled “Aclaris Announces Pricing of Public Offering of Common Stock,” dated January 20, 2021.

104	The cover page from Aclaris Therapeutics, Inc.’s Form 8-K filed on January 22, 2021, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACLARIS THERAPEUTICS, INC.

	By:	/s/ Frank Ruffo
Date: January 22, 2021		Frank Ruffo Chief Financial Officer

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